[Front Cover]

[MFS logo]
INVESTMENT MANAGEMENT

                                                                   Annual Report
                                                                  for Year Ended
                                                               February 28, 1997

MFS(R) Government Securities Fund

[close up pictures of a flag]

Table of Contents

Letter from the Chairman   .....................  1
A Discussion with the Portfolio Manager   ......  2
Portfolio Manager's Profile   ..................  5
Fund Facts  ....................................  6
Performance Summary  ...........................  6
Portfolio of Investments   .....................  9
Financial Statements    ........................ 11
Notes to Financial Statements    ............... 18
Independent Auditors' Report  .................. 24
Trustees and Officers   ........................ 25


Highlights

[bullet] For the 12 months ended February 28, 1997, Class A shares of the Fund provided a total return at net asset value of 3.67%, Class B shares 2.92%, Class C shares 3.00%, and Class I shares 3.75%.

[bullet] The fixed-income market has vacillated between concern that, with the economy operating near full employment, inflationary pressures could be building, and belief that, by some measures, inflationary pressures are abating.

[bullet] The mortgage-backed pass-through sector posted strong relative performance in the past 12 months. We anticipated a continuation of this trend as mortgage-backed securities tend to outperform U.S. Treasuries in uncertain market environments.

[bullet] The portfolio is shifting from intermediate-maturity Treasuries toward an increased allocation in cash, offset by a greater emphasis on longer-maturity 20-year Treasuries, in an effort to reduce overall interest rate sensitivity.

Letter from the Chairman

[PICTURE OF A. KEITH BRODKIN]

Dear Shareholders:

  After more than six years of expansion, the U.S. economy appears to be experiencing another year of moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high levels of consumer debt and rising personal bankruptcies, as well as in the ongoing tightness in labor markets, which could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

  In the bond markets, conflicting signals over the strength of the economy have created near-term volatility, while comments by Federal Reserve Board Chairman Alan Greenspan late in 1996 and earlier this year created some uncertainty about the Federal Reserve's next move. However, we expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, of higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market means that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

[Signature A. Keith Brodkin]
A. Keith Brodkin

Chairman and President

March 12, 1997

A Discussion with the Portfolio Manager

[PICTURE OF STEVEN E. NORTHERN]

For the 12 months ended February 28, 1997, Class A shares of the Fund provided a total return of 3.67%, Class B shares 2.92%, Class C shares, which became available on April 1, 1996, 3.00%, and Class I shares 3.75%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges. During the same period, the Lehman Brothers Government/Mortgage Index (Lehman Index), an unmanaged index of Treasury, government agency and mortgage-backed securities, returned 5.27%, while the average general U.S. government fund returned 4.01% according to Lipper Analytical Services, an independent firm that reports mutual fund performance.

Q. What do you see as some of the reasons for this performance?

A. Our underperformance over the past 12 months was experienced almost entirely in the early part of 1996, and it was the result of our misjudging an important turn in the momentum of economic activity. Whereas growth had been an anemic 1.3% during 1995 and the Federal Reserve Board, in response, had begun easing interest rates, early indications in the first months of 1996 were that these trends would continue. However, it turned out that this seemingly weaker growth was, in large part, the result of severe weather conditions and the government shutdown during the winter months. This apparent weakness served to mask the fact that economic conditions were on the threshold of a significant rebound to above-trend growth. As this shift took place, the risks in the market shifted accordingly to reflect concern that full employment could lead to inflationary pressures. Though these pressures have been slow to develop, the market was quick to factor in the added risk by sharply increasing interest rates. We were positioned incorrectly for this shift and lagged the market as a consequence.

Q. In general, how would you describe the fixed-income environment over the past year?

A. With a backdrop of an economy operating near its long-term growth potential for much of the year, the fixed-income market vacillated somewhat between two opposing themes. The first was concern that, five years into this business expansion and with the economy operating near what is commonly viewed as full employment, inflationary pressures could be building. The second was belief that, by some measures, inflationary pressures were actually abating. Stronger momentum in the economy during the first half of 1996 led the fixed-income market to focus on inflationary risks, pushing yields on two-year and 30-year Treasury securities from lows of 5.19% and 6.33%, respectively, in March, to highs of 6.44% and 7.20% by the summer. Slackening of growth later in the third quarter, accompanied by encouraging reports that inflationary pressures remained contained, led the market to rally, bringing yields back to 5.60% on two-year Treasuries and to 6.40% on 30-year Treasuries. By December, however, sentiment once again focused on the risks to the market, and yields rose 30 to 40 basis points (0.30% to 0.40%) across all maturities.

 As the fixed-income environment shifted from pessimism to optimism and back, the underlying performance of the economy remained healthy as inflation remained low and the economy continued to expand.

Q. And what about the government/mortgage environment? Has it seen any major developments?

A. The government/mortgage sector has been largely bypassed by many traditional domestic investors for some time now. Current conditions of low and stable inflation and seemingly sustainable economic growth have generated healthy financial market outcomes, notably a strong stock market and narrowing risk premiums in corporate bonds relative to Treasuries. Though growth prospects are expected to falter at some point and investors will inevitably adopt a less sanguine attitude toward risk, until that time, domestic asset flows into this sector will likely remain limited.


 In the meantime, foreign flows into Treasuries have accelerated to record levels, and it is likely that this trend will continue. The magnitude of these flows raises some concern that their interruption or reversal would expose an important vulnerability to our market. These concerns are, I believe, exaggerated, as past experience confirms that even in an environment of net foreign outflows, yields need not rise. Ultimately, domestic interest rates are determined by domestic economic and monetary fundamentals.

Q. The biggest weighting in the Fund is in the mortgage-backed pass-through sector, at about 40% of net assets. Why have you put so much emphasis on this sector?


A. The mortgage-backed pass-through sector posted strong relative performance in the past 12 months, and we anticipate a continuation of this trend in the months ahead. Mortgage securities tend to outperform Treasuries in uncertain market environments for two important reasons. The first is that they are, on average, shorter in maturity than outstanding Treasuries and thus decline less in price as yields increase, as they did in 1996. Also, because they are higher-yielding securities, the additional coupon income provides a total return cushion to help offset price declines (although, the principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity).

 An index or average allocation to this sector would be about 36%. For 1997, we anticipate an economy that would produce growth close to current trends with only modest inflationary pressures -- in other words, an environment in which we expect mortgages would continue to provide good value.

Q. Another 22% of the portfolio is invested in U.S. Treasuries. What range of maturities are you selecting in this sector, and why?

A. We are currently shifting our Treasury emphasis away from intermediate-maturity Treasuries toward an increased allocation to cash, offset by a slightly greater emphasis on longer-maturity 20-year Treasuries. Though it remains uncertain whether the Federal Reserve Board will elect to raise short-term interest rates during the next several months, the risks are increasing that the Fed will perceive the need for a modest tightening. Should it choose to raise interest rates, short- and intermediate-maturity securities would be the most adversely affected. By repositioning our Treasury exposure between cash and longer maturities, we believe we can reduce overall interest rate sensitivity in the portfolio, while reducing exposure to intermediate maturities.

Q. The third sector, government agency securities, makes up another 22% of the portfolio. What kinds of agencies are represented here?

A. This includes agencies backed by the full faith and credit of the U.S. government, such as the Small Business Administration and the Government Financing Corporation. We feel these securities are attractive long-term holdings for the portfolio and add significant incremental yield relative to Treasury securities.

Q. In general, how do you decide how to allocate assets among the mortgage-backed, Treasury, and government-agency sectors?

A. The allocation decision is guided by our outlook for interest rates and the forces that shape the fixed-income environment. Generally, we would favor a larger allocation to Treasuries and noncallable agencies if we believed the environment was favorable for fixed-income markets. Conversely, in a narrow-range or declining market environment, we would favor higher-yield securities with call features, such as callable agencies or mortgage-backed securities.

Q. Do you see any reason why these allocations might see significant changes in the next several months?

A. One likely change would be an increase in mortgage-backed securities weightings should their spreads over Treasuries increase over the next few months. Also, we are always on the lookout to increase our holdings of attractively priced agencies, so we might add to this sector opportunistically over the coming year.

Q. How does the Fund's duration, or interest rate sensitivity, compare to your benchmark, the Lehman Index, and why are you at that level?

A. A neutral, or index, duration would be 4.6 years. That is close to the average duration of the portfolio today. Given that we believe our market will likely continue to fret over the risk of late business-cycle inflationary pressures, we think a cautious duration stance is warranted. Longer term, however, these pressures will likely remain contained. Inflation is generated by excess demand when growth exceeds the nation's long-term capacity to grow. But as long as monetary policy constrains growth in spending and limits excess demand, we see no inconsistency between low unemployment and low inflation.

[Signature of Steven E. Nothern]

Steven E. Nothern
Portfolio Manager

Portfolio Manager's Profile

Steven E. Nothern joined MFS in 1986 in the Fixed Income Department. He was named Vice President in 1989 and Senior Vice President in 1993, and has been Portfolio Manager of MFS Government Securities Fund since January 1991. Mr. Nothern is a graduate of Middlebury College and holds a Master's of Business Administration degree from Boston University. He is a Chartered Financial Analyst and a member of the Boston Security Analysts Society.

Fund Facts

Strategy:                 The Fund's investment objective is to seek current
                          income and preservation of capital. Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio.

Commencement of
investment operations:    Class A: July 25, 1984
                          Class B: August 30, 1993
                          Class C: April 1, 1996
                          Class I: January 2, 1997

Size:                     $414.7 million net assets as of February 28, 1997

Performance Summary

The information below and on the following page illustrates the historical performance of MFS Government Securities Fund -- Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes. It is not possible to invest in an index.

Growth of a Hypothetical $10,000 Investment
(For the 5-Year Period Ended February 28, 1997)


       MFS Government
      Securities Fund     Consumer Price       Lehman Brothers
         -Class A           Index-U.S.    Government/Mortgage Index
3/92        9521              10000                 10000
2/93       10710              10325                 11183
2/94       11248              10584                 11758
2/95       11384              10887                 11975
2/96       12783              11167                 13396
2/97       13182              11515                 14102

Growth of a Hypothetical $10,000 Investment
(For the 10-Year Period Ended February 28, 1997)

       MFS Government
      Securities Fund     Consumer Price       Lehman Brothers
         -Class A           Index-U.S.    Government/Mortgage Index
3/87        9529              10000                  9955
2/89       10100              10890                 10924
2/91       12288              12072                 13867
2/93       15381              12816                 17426
2/95       16349              13514                 18659
2/97       18931              14294                 21973

Average Annual Total Returns


                                                       1 Year     3 Years    5 Years   10 Years
------------------------------------------------------------------------------------------------
MFS Government Securities Fund (Class A)
 including 4.75% sales charge                          -1.23%     +3.91%      +5.80%     +6.72%
------------------------------------------------------------------------------------------------
MFS Government Securities Fund (Class A)
 at net asset value                                    +3.67%     +5.62%      +6.84%     +7.24%
------------------------------------------------------------------------------------------------
MFS Government Securities Fund (Class B) with CDSC     -0.97%     +4.00%      +5.99%     +6.97%
------------------------------------------------------------------------------------------------
MFS Government Securities Fund (Class B)
 at net asset value                                    +2.92%     +4.88%      +6.30%     +6.97%
------------------------------------------------------------------------------------------------
MFS Government Securities Fund (Class C) with CDSC     +2.03%     +5.39%      +6.70%     +7.17%
------------------------------------------------------------------------------------------------
MFS Government Securities Fund (Class C)
 at net asset value                                    +3.00%     +5.39%      +6.70%     +7.17%
------------------------------------------------------------------------------------------------
MFS Government Securities Fund (Class I)
 at net asset value                                    +3.75%     +5.65%      +6.85%     +7.25%
------------------------------------------------------------------------------------------------
Average general U.S. government fund++                 +3.86%     +4.82%      +6.18%     +6.75%
------------------------------------------------------------------------------------------------
Lehman Brothers Government/Mortgage Index**            +5.27%     +6.24%      +7.12%     +8.19%
------------------------------------------------------------------------------------------------
Consumer Price Index*+                                 +3.12%     +2.85%      +2.86%     +3.64%
------------------------------------------------------------------------------------------------

  *The Consumer Price Index is published by the U.S. Bureau of Statistics and measures the cost of living (inflation).
 **Source: AIM.
  +Source: CDA/Wiesenberger.
 ++Source: Lipper Analytical Services.

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class B results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares, which became available on January 2, 1997 have no sales load or 12b-1 fees and are only available to certain institutional investors.

Class B and Class C share results include the performance and operating expenses (e.g., Rule 12b-1) of the Fund's Class A shares for periods prior to the commencement of offering of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance would have been lower had Class B and Class C shares been outstanding during the entire period. The Class A share performance included in the Class B and Class C share performance with CDSC, had been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the sales charge generally applicable to Class A shares.

Class I share results include the performance and operating expenses (e.g., Rule 12b-1) of Class A shares, for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance would have been higher had Class I shares been outstanding during the entire period. The Class A share performance included in Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales load.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

Portfolio Concentration as of February 28, 1997
Largest Sectors

[pie chart]

Cash                       16%
Mortgage Backed            40%
Other Government Agencies  22%
U.S. Treasuries            22%

For a more complete breakdown, refer to Portfolio of Investments.

Tax Form Summary
In January 1997, shareholders were mailed a tax form summary reporting the federal tax status of all distributions paid during the calendar year 1996.

Portfolio of Investments - February 28, 1997

Bonds - 83.9%
--------------------------------------------------------------------

                                              Principal Amount
Issuer                                           (000 Omitted)                Value
-------------------------------------------------------------------------------------
U.S. Federal Agencies - 22.5%
 Federal National Mortgage Assn., 6.95s, 2006          $10,000          $  9,870,300
 Federal National Mortgage Assn., 7s, 2026              21,455            20,912,166
 Federal National Mortgage Assn., 8.46s, 2002            5,699             5,941,638
 Financing Corp., 9.8s, 2018                            16,500            21,176,760
 Financing Corp., 10.35s, 2018                           5,000             6,725,800
 Financing Corp., 10.7s, 2017                           20,790            28,622,009
                                                                         ------------
Total U.S. Federal Agencies (Identified Cost, $94,701,420)              $ 93,248,673
-------------------------------------------------------------------------------------
U.S. Government Guaranteed - 61.4%
 Government National Mortgage Association - 31.1%
 GNMA, 7s, 2022-2025                                   $45,325          $ 44,149,076
 GNMA, 7.5s, 2002-2027                                  32,066            32,225,360
 GNMA, 8s, 2026-2027                                    19,713            20,100,620
 GNMA, 8.5s, 2001-2026                                  27,682            28,758,463
 GNMA, 10.75s, 2015-2016                                   350               395,873
 GNMA, 11.5s, 2010-2019                                  1,258             1,453,931
 GNMA, 12s, 2013-2019                                      747               874,778
 GNMA, 12.5s, 2011                                         932             1,099,870
                                                                         ------------
                                                                        $129,057,971
 -------------------------------------------------------------------------------------
 Small Business Administration - 8.3%
 SBA, 8.625s, 2011                                     $ 3,824          $  4,062,094
 SBA, 8.8s, 2011                                         1,900             2,036,678
 SBA, 9.05s, 2009                                        2,276             2,432,159
 SBA, 9.1s, 2009                                         3,010             3,225,972
 SBA, 9.25s, 2010                                        2,927             3,163,065
 SBA, 9.3s, 2010                                         4,581             4,978,228
 SBA, 9.45s, 2010                                        6,914             7,518,503
 SBA, 9.5s, 2010                                           284               309,997
 SBA, 9.65s, 2010                                        1,449             1,586,818
 SBA, 9.7s, 2010                                         1,362             1,492,482
 SBA, 9.9s, 2008                                         1,109             1,213,355
 SBA, 10.05s, 2008-2009                                  1,349             1,486,883
 SBA, 10.35s, 1997                                         941               956,244
                                                                         ------------
                                                                        $ 34,462,478
-------------------------------------------------------------------------------------
 U.S. Treasury Obligations - 22.0%
 U.S. Treasury Bonds, 10.75s, 2005                     $17,400          $ 22,035,534
 U.S. Treasury Bonds, 11.25s, 2015                      24,350            35,288,477
 U.S. Treasury Bonds, 12.375s, 2004                     10,650            14,181,114
 U.S. Treasury Notes, 7.75s, 2000                       15,000            15,595,350
 U.S. Treasury Notes, 9.125s, 1999                       3,750             3,976,763
                                                                         ------------
                                                                        $ 91,077,238
-------------------------------------------------------------------------------------
Total U.S. Government Guaranteed (Identified Cost, $254,494,467)        $254,597,687
-------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $349,195,887)                             $347,846,360
-------------------------------------------------------------------------------------

Short-Term Obligations - 9.4%
-------------------------------------------------------------------------------


                                              Principal Amount
Issuer                                           (000 Omitted)                Value
-------------------------------------------------------------------------------------
 Federal Home Loan Bank, due 03/03/97                  $24,245          $ 24,237,861
 Federal National Mortgage Assn., due 03/07/97          15,000            14,987,075
                                                                         ------------
Total Short-Term Obligations, at Amortized Cost                         $ 39,224,936
-------------------------------------------------------------------------------------
Total Investments (Identified Cost, $388,420,823)                       $387,071,296
Other Assets, Less Liabilities - 6.7%                                     27,591,002
-------------------------------------------------------------------------------------
Net Assets - 100.0%                                                     $414,662,298
-------------------------------------------------------------------------------------

See notes to financial statements

Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------


February 28, 1997
------------------------------------------------------------------------------------------
Assets:
 Investments, at value (identified cost, $388,420,823)                                       $387,071,296
 Cash                                                                                              12,703
 Receivable for investments sold                                                               58,918,714
 Receivable for Fund shares sold                                                                  738,547
 Interest receivable                                                                            4,360,819
 Other assets                                                                                       5,118
                                                                                             ------------
   Total assets                                                                              $451,107,197
                                                                                             ------------
Liabilities:
 Payable for investments purchased                                                           $ 35,409,554
 Payable for Fund shares reaquired                                                                639,261
 Payable to affiliates -
  Management fee                                                                                    2,847
  Shareholder servicing agent fee                                                                   1,481
  Distribution fee                                                                                188,954
 Accrued expenses and other liabilities                                                           202,802
                                                                                             ------------
   Total liabilities                                                                         $ 36,444,899
                                                                                             ------------
Net assets                                                                                   $414,662,298
                                                                                             ------------
Net assets consist of:
 Paid-in capital                                                                             $453,489,324
 Unrealized depreciation on investments                                                        (1,349,527)
 Accumulated net realized loss on investments                                                 (37,505,539)
 Accumulated undistributed net investment income                                                   28,040
                                                                                             ------------
   Total                                                                                     $414,662,298
                                                                                             ------------
 Shares of beneficial interest outstanding                                                    44,116,083
                                                                                             ------------
Class A shares:
 Net asset value per share (net assets of $293,286,201 [divided by] 31,194,051 shares of
   beneficial interest outstanding)                                                               $9.40
                                                                                                  -----
 Offering price per share (100 [divided by] 95.25)                                                $9.87
                                                                                                  -----
Class B shares:
 Net asset value and offering price per share (net assets of $114,860,559 [divided by]
   12,230,642 shares of beneficial interest outstanding)                                          $9.39
                                                                                                  -----
Class C shares:
 Net asset value and offering price per share (net assets of $6,045,806 [divided by]
  641,442 shares of beneficial interest outstanding)                                              $9.43
                                                                                                  -----
Class I shares:
 Net asset value per share (net assets of $469,732 [divide by] 49,948 shares of beneficial
   interest outstanding)                                                                          $9.40
                                                                                                  -----

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------


Year Ended February 28, 1997
--------------------------------------------------------------------
Net investment income:
 Interest income                                                       $ 32,056,488
                                                                       ------------
 Expenses -
  Management fee                                                       $  1,721,896
  Trustees' compensation                                                     36,325
  Shareholder servicing agent fee (Class A)                                 388,145
  Shareholder servicing agent fee (Class B)                                 223,729
  Shareholder servicing agent fee (Class C)                                   3,462
  Shareholder servicing agent fee (Common)                                   88,093
  Distribution and service fee (Class A)                                  1,073,126
  Distribution and service fee (Class B)                                  1,206,275
  Distribution and service fee (Class C)                                     32,245
  Custodian fee                                                             176,004
  Postage                                                                   104,664
  Printing                                                                   55,219
  Auditing fees                                                              34,105
  Legal fees                                                                  5,376
  Miscellaneous                                                             275,229
                                                                       ------------
   Total expenses                                                      $  5,423,893
  Fees paid indirectly                                                      (79,065)
  Reduction of expenses by investment adviser                              (645,570)
                                                                       ------------
   Net expenses                                                        $  4,699,258
                                                                       ------------
    Net investment income                                              $ 27,357,230
                                                                       ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) on investment transactions     $(16,888,266)
  Change in unrealized appreciation on investments                        4,038,792
                                                                       ------------
    Net realized and unrealized loss on investments                    $(12,849,474)
                                                                       ------------
     Increase in net assets from operations                            $ 14,507,756
                                                                       ------------


See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------


                                                         Year Ended            Year Ended
                                                  February 28, 1997      February 29, 1996
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                $  27,357,230        $  29,371,282
 Net realized gain (loss) on investments                (16,888,266)          21,953,585
 Net unrealized gain (loss) on investments                4,038,792           (1,577,449)
                                                      -------------        -------------
  Increase in net assets from operations              $  14,507,756        $  49,747,418
                                                      -------------        -------------
Distributions declared to shareholders -
 From net investment income (Class A)                 $ (19,813,814)       $ (22,143,801)
 From net investment income (Class B)                    (6,922,954)          (7,225,640)
 From net investment income (Class C)                      (177,171)                  --
 From net investment income (Class I)                        (5,243)                  --
                                                      -------------        -------------
  Total distributions declared to
    shareholders                                      $ (26,919,182)       $ (29,369,441)
                                                      -------------        -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                     $  78,440,786        $ 127,188,219
 Net asset value of shares issued to
   shareholders in reinvestment of
   distributions                                         16,963,649           18,255,772
 Cost of shares reacquired                             (115,991,226)        (141,455,811)
                                                      -------------        -------------
  Increase (decrease) in net assets from Fund
    share transactions                                $ (20,586,791)       $   3,988,180
                                                      -------------        -------------
   Total increase (decrease) in net assets            $ (32,998,217)       $  24,366,157
Net assets:
 At beginning of period                                 447,660,515          423,294,358
                                                      -------------        -------------
 At end of period (including accumulated
   undistributed net investment income of
   $28,040 and $25,391, respectively)                 $ 414,662,298        $ 447,660,515
                                                      -------------        -------------

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------


                                                                          Year Ended
                                                        -----------------------------------------------
                                                          February 28,    February 29,    February 28,
                                                                  1997            1996            1995
                                                        --------------- --------------- ---------------
                                                                           Class A
                                                        -----------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
 of period                                                  $  9.67         $  9.22         $  9.79
                                                            -------         -------         -------
Income from investment operations# -
 Net investment income[sec]                                 $  0.62         $  0.66         $  0.67
 Net realized and unrealized
   gain (loss) on
   investments                                                (0.28)           0.45           (0.58)
                                                            -------         -------         -------
  Total from investment
   operations                                               $  0.34         $  1.11         $  0.09
                                                            -------         -------         -------
 Less distributions declared to shareholders -
 From net investment
   income                                                   $ (0.61)        $ (0.66)        $ (0.66)
 In excess of net realized
   gain on investments                                           --              --              --
                                                            -------         -------         -------
  Total distributions
    declared to
    shareholders                                            $ (0.61)        $ (0.66)        $ (0.66)
                                                            -------         -------         -------
Net asset value - end of
 period                                                     $  9.40         $  9.67         $  9.22
                                                            -------         -------         -------
Total return[dbldag]                                          3.67%          12.29%           1.21%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                   0.91%           0.84%           0.79%
 Net investment income                                        6.56%           6.83%           7.24%
Portfolio turnover                                             339%            352%            385%
Net assets, end of period
 (000 omitted)                                             $293,286        $322,740        $318,116

 +Annualized.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag]Amount includes distribution in excess of net investment income of less than $0.001 per share for the period indicated. #Per share data for the periods subsequent to February 28, 1994 is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser did not impose a portion of its management fee for certain periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
  Net investment income                                     $  0.61         $  0.64         $  0.65
  Ratios (to average net assets):
   Expenses##                                                 1.06%           1.05%           1.05%
   Net investment income                                      6.41%           6.62%           6.98%


                                                                          Eleven
                                                                          Months
                                                                          Ended                    Year Ended March 31,
                                                                          February 28,             ---------------------
                                                                                             1994     1993       1992
                                                        ------------------------------------------ ---------- ----------
                                                                                              Class A
------------------------------------------------------------------------------------------------------------------------

Per share data (for a share outstanding throughout each period):
Net asset value - beginning
 of period                                                                $10.00                    $   9.43   $   9.29
                                                                          ---------                   -------    -------
Income from investment operations# -
 Net investment income[sec]                                               $ 0.63                    $   0.67   $   0.75
 Net realized and unrealized
  gain (loss) on
  investments                                                              (0.20)                       0.60       0.14
                                                                          ---------                   -------    -------
  Total from investment
   operations                                                             $ 0.43                    $   1.27   $   0.89
                                                                          ---------                   -------    -------
 Less distributions declared to shareholders -
 From net investment
   income                                                                 $(0.58)[dbldag][dbldag]   $  (0.70)  $  (0.75)
 In excess of net realized
   gain on investments                                                     (0.06)                         --         --
                                                                          ---------                   -------    -------
  Total distributions
    declared to
    shareholders                                                          $(0.64)                   $  (0.70)  $  (0.75)
                                                                          ---------                   -------    -------
Net asset value - end of
 period                                                                   $ 9.79                    $  10.00   $   9.43
                                                                          ---------                   -------    -------
Total return[dbldag]                                                       6.57%+                     13.94%      9.96%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                0.68%+                      1.20%      1.25%
 Net investment income                                                     6.83%+                      7.18%      7.95%
Portfolio turnover                                                          167%                        264%       270%
Net assets, end of period
 (000 omitted)                                                          $372,702                    $356,735   $356,366
 +Annualized.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge.
  If the charge had been included, the results would have been lower.
[dbldag][dbldag]Amount includes distribution in excess of net investment income of less than $0.001 per share for the period indicated. #Per share data for the periods subsequent to February 28, 1994 is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser did not impose a portion of its management fee for certain periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
  Net investment income                                                    $0.59                          --         --
  Ratios (to average net assets):
   Expenses##                                                              1.17%+                         --         --
   Net investment income                                                   6.34%+                         --         --


See notes to financial statements

--------------------------------------------------------------------


Year Ended March 31,                1991        1990        1989        1988       1987
-------------------------------------------------------------------------------------------
                                  Class A
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
 Net asset value - beginning
   of period                        $  9.10     $  9.05     $  9.56     $ 10.22     $ 10.53
                                    -------     -------     -------     -------     -------
 Income from investment operations -
 Net investment income              $  0.78     $  0.82     $  0.86     $  0.87     $  0.94
 Net realized and unrealized
   gain (loss) on investments          0.19        0.04       (0.51)      (0.59)      (0.20)
                                    -------     -------     -------     -------     -------
  Total from investment
    operations                      $  0.97     $  0.86     $  0.35     $  0.28     $  0.74
                                    -------     -------     -------     -------     -------
Less distributions declared to shareholders -
 From net investment income         $ (0.78)    $ (0.81)    $ (0.86)    $ (0.88)    $ (0.94)
 In excess of net realized gain
   on investments                        --          --          --       (0.06)      (0.11)
                                    -------     -------     -------     -------     -------
  Total distributions
    declared to shareholders        $ (0.78)    $ (0.81)    $ (0.86)    $ (0.94)    $ (1.05)
                                    -------     -------     -------     -------     -------
Net asset value - end of period     $  9.29     $  9.10     $  9.05     $  9.56     $ 10.22
                                    -------     -------     -------     -------     -------
Total return[dbldag]                 11.13%       9.72%       3.84%       3.11%       7.48%
Ratios (to average net assets)/
 Supplemental data:
 Expenses                             1.28%       1.29%       1.40%       1.18%       1.18%
 Net investment income                8.56%       8.81%       9.25%       9.10%       9.14%
Portfolio turnover                      95%        260%        346%        417%        191%
Net assets, end of period
 (000 omitted)                     $323,612    $327,877    $348,617    $397,239    $487,975
[dbldag]Total returns for Class A shares do not include the applicable sales charge.
If the charge had been included, the results would have been lower.

See notes to financial statements

--------------------------------------------------------------------


                                                        Year Ended
                                              -------------------------------
                                                February 28,    February 29,
                                                        1997            1996
                                              --------------- ---------------
                                                          Class B
                                              -------------------------------
Per share data (for a share outstanding throughout each period):
 Net asset value - beginning of
   period                                         $  9.66         $  9.22
                                                  -------         -------
Income from investment operations# -
 Net investment income[sec]                       $  0.55         $  0.59
 Net realized and unrealized gain
   (loss) on investments                            (0.28)           0.44
                                                  -------         -------
  Total from investment
    operations                                    $  0.27         $  1.03
                                                  -------         -------
Less distributions declared to
 shareholders from net investment
 income                                           $ (0.54)        $ (0.59)
                                                  -------         -------
Net asset value - end of period                   $  9.39         $  9.66
                                                  -------         -------
Total return                                        2.92%          11.46%
Ratios (to average net assets)/Supplemental
data[sec]:
 Expenses##                                         1.62%           1.56%
 Net investment income                              5.85%           6.09%
Portfolio turnover                                   339%            352%
Net assets, end of period
 (000 omitted)                                   $114,861        $124,921

 *For the period from the commencement of offering of Class B shares, August 30,
 1993 to February 28, 1994.
 +Annualized.
 #Per share data for the periods subsequent to February 28, 1994 is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]Amount includes distribution in excess of net investment income of less than $0.001 per share for the period indicated.
[sec]The investment adviser did not impose a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
  Net investment income                           $  0.54         $  0.57
  Ratios (to average net assets):
   Expenses                                         1.77%           1.77%
   Net investment income                            5.70%           5.88%



                                                   Year Ended            Period Ended
                                                ---------------  --------------------
                                                  February 28,            February 28,
                                                          1995                   1994*
                                                 --------------- ---------------------
                                                               Class B
                                                 -------------------------------------
Per share data (for a share outstanding throughout each period):
 Net asset value - beginning of
   period                                         $  9.78              $10.16
                                                  -------              ------
Income from investment operations# -
 Net investment income[sec]                       $  0.59              $ 0.30
 Net realized and unrealized gain
   (loss) on investments                            (0.56)              (0.43)
                                                  -------              ------
  Total from investment
    operations                                    $  0.03              $(0.13)
                                                  -------              ------
Less distributions declared to
 shareholders from net investment
 income                                           $ (0.59)             $(0.25)[dbldag][dbldag]
                                                  -------              ------
Net asset value - end of period                   $  9.22              $ 9.78
                                                  -------              ------
Total return                                        0.57%               (1.29)%
Ratios (to average net assets)/Supplemental
data[sec]:
 Expenses##                                         1.51%               1.39%+
 Net investment income                              6.52%               5.92%+
Portfolio turnover                                   385%                167%
Net assets, end of period
 (000 omitted)                                   $105,178            $113,107

  *For the period from the commencement of offering of Class B shares, August
   30, 1993 to February 28, 1994.
  +Annualized.
  #Per share data for the periods subsequent to February 28, 1994 is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]Amount includes distribution in excess of net investment income of less than $0.001 per share for the period indicated.
[sec]The investment adviser did not impose a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

  Net investment income                             $0.57               $0.28
  Ratios (to average net assets):
   Expenses                                         1.77%               1.87%+
   Net investment income                            6.26%               5.44%+

See notes to financial statements

--------------------------------------------------------------------


                                                        Period Ended      Period Ended
                                                        February 28,      February 28,
                                                               1997*            1997**
                                                        ---------------   ---------------
                                                             Class C           Class I
                                                        ---------------   ---------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $  9.51           $  9.41
                                                           --------          --------
Income from investment operations# -
 Net investment income[sec]                                $  0.47           $  0.10
 Net realized and unrealized loss on investments             (0.09)            (0.01)
                                                           --------          --------
  Total from investment operations                         $  0.38           $  0.09
                                                           --------          --------
Less distributions declared to shareholders from net
 investment income                                         $ (0.46)          $ (0.10)
                                                           --------          --------
Net asset value - end of period                            $  9.43           $  9.40
                                                           --------          --------
Total return                                                 4.06%++           1.03%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                  1.55%+            0.48%+
 Net investment income                                       5.97%+            7.22%+
Portfolio turnover                                            339%              339%
Net assets, end of period (000 omitted)                    $ 6,046           $   470

 *For the period from the commencement of offering of Class C shares, April 1,
  1996 to February 28, 1997.
**For the period from the commencement of offering of Class I shares, January 2,
  1997 to February 28, 1997 +Annualized.
++Not annualized.
 #Per share data is based on average shares outstanding.
##The Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser did not impose a portion of its management fee for certain of t periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
  Net investment income                                    $  0.46           $  0.09
  Ratios (to average net assets):
   Expenses                                                  1.70%+            0.63%+
   Net investment income                                     5.82%+            7.07%+

See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Government Securities Fund (the Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended February 28, 1997, $435,399 was reclassified from accumulated undistributed net investment income to accumulated net realized loss on investments due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share. At February 28, 1997, accumulated undistributed net investment income and accumulated net realized loss on investments under book accounting were different from tax accounting due to significant temporary differences in accounting for capital losses.

As of February 28, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $37,119,277 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on February 28, 1999 ($272,762), February 28, 2003 ($20,719,753), and February 28, 2005 ($16,126,762).

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, Class C, and Class I shares. The four classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate equal to the lesser of (i) 0.40% of average daily net assets or (ii) 0.25% of average daily net assets plus 3.40% of investment income. The investment adviser did not impose a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $13,154 for the year ended February 28, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $60,477 for the year ended February 28, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $107,462 for the year ended February 28, 1997. Fees incurred under the distribution plan during the year ended February 28, 1997 were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class

C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $38,742 and $92 for Class B and Class C shares, respectively, for the year ended February 28, 1997. Fees incurred under the distribution plans during the year ended February 28, 1997 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended February 28, 1997 were $3,861, $279,385 and $789 for Class A, Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $1,371,991,466 and $1,436,922,251, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                          $388,427,073
                                        ------------
Gross unrealized depreciation           $ (4,461,164)
Gross unrealized appreciation              3,105,387
                                        ------------
  Net unrealized depreciation           $ (1,355,777)
                                        ------------

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


Class A Shares

                         February 28, 1997               February 29, 1996
                        ----------------------------- --------------------------------
                             Shares          Amount            Shares          Amount
                        ------------- ---------------   --------------- --------------
Shares sold               4,140,119    $ 38,922,278         5,924,628    $ 57,343,342
Shares issued to
  shareholders in
  reinvestment of
  distributions           1,321,595      12,427,596         1,417,405      13,598,580
Shares transferred to
  Class I                   (49,744)       (468,094)
Shares reacquired        (7,593,288)    (71,389,880)       (8,453,776)    (81,475,284)
                        -----------    ------------       -----------    ------------
 Net decrease            (2,181,318)   $(20,508,100)       (1,111,743)   $(10,533,362)
                        -----------    ------------       -----------    ------------


Class B Shares

                         February 28, 1997               February 29, 1996
                        ----------------------------- --------------------------------
                             Shares          Amount            Shares          Amount
                        ------------- ---------------   --------------- --------------
Shares sold               3,497,240    $ 32,902,922         7,243,533    $ 69,844,877
Shares issued to
  shareholders in
  reinvestment of
  distributions             466,248       4,381,846           485,387       4,657,192
Shares reacquired        (4,666,881)    (43,848,545)       (6,202,442)    (59,980,527)
                        -----------    ------------       -----------    ------------
 Net decrease              (703,393)   $ (6,563,777)        1,526,478    $ 14,521,542
                        -----------    ------------       -----------    ------------


Class C Shares

                          Period Ended
                        February 28, 1997*
                    -----------------------
                      Shares       Amount
                    ---------- ------------
Shares sold          655,092   $6,142,479
Shares issued to
  shareholders in
  reinvestment of
  distributions       15,823      148,965
Shares reacquired    (29,473)    (276,397)
                    --------   ----------
 Net increase        641,442   $6,015,047
                    --------   ----------

*For the period from the commencement of offering of Class C shares, April 1, 1996 to February 28, 1997.

Class I Shares

                        Period Ended
                        February 28, 1997**
                    -----------------------
                      Shares      Amount
                    ---------- ------------
Shares sold              529     $  5,013
Shares issued to
  shareholders in
  reinvestment of
  distributions          558        5,242
Shares transferred
  from Class A        49,744      468,094
Shares reacquired       (883)      (8,310)
                      ------      -------
 Net increase
   (decrease)         49,948     $470,039
                      ------      -------
**For the period from the commencement of offering of Class I February 28, 1997.

(7) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended February 28, 1997 was $4,341.

Independent Auditors' Report


To the Trustees and Shareholders of MFS Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Securities Fund as of February 28, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended February 28, 1997 and February 29, 1996, and the financial highlights for each of the years in the three-year period ended February 28, 1997, the eleven months ended February 28, 1994 and for each of the years in the seven-year period ended March 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at February 28, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Government Securities Fund at February 28, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts

April 3, 1997

     ---------------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Government Securities Fund

Trustees
A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Peter G. Harwood - Private Investor

J. Atwood Ives - Chairman and Chief Executive Officer, Eastern Enterprises

Lawrence T. Perera - Partner, Hemenway & Barnes

William J. Poorvu - Adjunct Professor, Harvard University Graduate School of Business Administration

Charles W. Schmidt - Private Investor

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director, Massachusetts Financial Services Company

Elaine R. Smith - Independent Consultant

David B. Stone - Chairman, North American Management Corp. (investment advisers)

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Manager
Steven E. Nothern*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

*Affiliated with the Investment Adviser

Auditors
Deloitte & Touche LLP

Investor Information
For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com



[DALBAR LOGO]

For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

MFS(R) Government                [DALBAR LOGO]              ----------------
Securities Fund                                               Bulk Rate
                                                              U.S. Postage
                                                              P A I D
500 Boylston Street                                           Permit #55638
Boston, MA 02116-3741                                         Boston, MA
                                                            ----------------



[MFS Investment Management Logo]
We invented the mutual fund(SM)






(C) 1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

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